EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TIAA-CREF U.S. Real Estate Fund I, L.P. (the “Fund”) do hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-Q of the Fund for the quarter ended June 30, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 14, 2008	/s/ Scott C. Evans
Scott C. Evans Principal Executive Officer TIAA-CREF U.S. Real Estate Fund I, L.P.

Dated: August 14, 2008	/s/ Phillip S. Nickolenko
Phillip S. Nickolenko
Principal Financial and Accounting Officer
TIAA-CREF U.S. Real Estate Fund I, L.P.

A signed original of this written statement required by Section 906 has been provided to TIAA-CREF U.S. Real Estate Fund I, L.P. and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

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